UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2005 (November 29, 2005)
Vsource, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7855 Ivanhoe Avenue, Suite 200, La Jolla, California 92037-4508
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 551-2920

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On November 29, 2005, Vsource, Inc. (the “Registrant”), engaged the firm of Singer Lewak Greenbaum & Goldstein LLP as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. The audit committee of the board of directors of the Registrant approved the engagement of Singer Lewak Greenbaum & Goldstein LLP.
     Prior to the engagement of Singer Lewak Greenbaum & Goldstein LLP, neither the Registrant nor any person on the Registrant’s behalf consulted Singer Lewak Greenbaum & Goldstein LLP regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSOURCE, INC.
Date: December 2, 2005	By:	/s/ David Hirschhorn
		Name:	David Hirschhorn
		Title:	Co-Chief Executive Officer